Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2021

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of October 26, 2021, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Third-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2021

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2021	4
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2021	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2021	11
Loss and Loss Expense Analysis – Three Months Ended September 30, 2021	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Third-Quarter 2021 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Third-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2021

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$4,774	$—	$—	$—	$4,774
Life	—	—	278	—	—	278
Premiums ceded	—	(189)	(57)	—	—	(246)
Total earned premium	—	4,585	221	—	—	4,806
Investment income, net of expenses	64	339	125	—	—	528
Investment gains and losses, net	348	598	8	—	—	954
Fee revenues	—	8	3	—	—	11
Other revenues	12	2	—	5	(11)	8
Total revenues	$424	$5,532	$357	$5	$(11)	$6,307

Benefits & expenses
Losses & contract holders' benefits	$—	$2,822	$310	$—	$—	$3,132
Reinsurance recoveries	—	(81)	(61)	—	—	(142)
Underwriting, acquisition and insurance expenses	—	1,377	63	—	—	1,440
Interest expense	39	—	—	—	—	39
Other operating expenses	23	—	—	2	(11)	14
Total expenses	$62	$4,118	$312	$2	$(11)	$4,483

Income before income taxes	$362	$1,414	$45	$3	$—	$1,824

Provision for income taxes
Current operating income (loss)	$(76)	$30	$11	$—	$—	$(35)
Capital gains/losses	73	126	2	—	—	201
Deferred	72	113	(3)	—	—	182
Total provision for income taxes	$69	$269	$10	$—	$—	$348

Net income - current year	$293	$1,145	$35	$3	$—	$1,476

Net income - prior year	$115	$33	$17	$2	$—	$167
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2021

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,670	$—	$—	$—	$1,670
Life	—	—	93	—	—	93
Premiums ceded	—	(74)	(20)	—	—	(94)
Total earned premium	—	1,596	73	—	—	1,669
Investment income, net of expenses	21	116	42	—	—	179
Investment gains and losses, net	(57)	(17)	4	—	—	(70)
Fee revenues	—	3	1	—	—	4
Other revenues	4	—	—	2	(3)	3
Total revenues	$(32)	$1,698	$120	$2	$(3)	$1,785

Benefits & expenses
Losses & contract holders' benefits	$—	$1,041	$103	$—	$—	$1,144
Reinsurance recoveries	—	(53)	(19)	—	—	(72)
Underwriting, acquisition and insurance expenses	—	490	21	—	—	511
Interest expense	13	—	—	—	—	13
Other operating expenses	7	—	—	1	(3)	5
Total expenses	$20	$1,478	$105	$1	$(3)	$1,601

Income (loss) before income taxes	$(52)	$220	$15	$1	$—	$184

Provision (benefit) for income taxes
Current operating income (loss)	$12	$52	$5	$—	$—	$69
Capital gains/losses	(12)	(3)	1	—	—	(14)
Deferred	(14)	(8)	(2)	—	—	(24)
Total provision (benefit) for income taxes	$(14)	$41	$4	$—	$—	$31

Net income (loss) - current year	$(38)	$179	$11	$1	$—	$153

Net income - prior year	$226	$240	$18	$—	$—	$484
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year losses greater than $5 million		$14	$38	$5	$10	$21	$19	$—	$43	$19	$57	$40		$50
Current accident year losses $1 million - $5 million		72	51	31	52	46	53	50	82	103	154	149		202
Large loss prior accident year reserve development		30	13	24	13	(3)	7	26	37	33	67	30		42
Total large losses incurred		$116	$102	$60	$75	$64	$79	$76	$162	$155	$278	$219		$294
Losses incurred but not reported		(13)	(37)	102	60	38	134	79	65	213	52	251		310
Other losses excluding catastrophe losses		514	577	451	454	550	409	496	1,028	905	1,542	1,455		1,909
Catastrophe losses		215	56	150	58	261	226	123	206	349	421	611		670
Total losses incurred		$832	$698	$763	$647	$913	$848	$774	$1,461	$1,622	$2,293	$2,536		$3,183
Commercial Lines
Current accident year losses greater than $5 million		$4	$38	$5	$10	$21	$19	$—	$43	$19	$47	$40		$50
Current accident year losses $1 million - $5 million		60	29	26	35	20	45	36	55	81	115	100		135
Large loss prior accident year reserve development		29	14	26	10	(1)	5	22	40	27	69	27		36
Total large losses incurred		$93	$81	$57	$55	$40	$69	$58	$138	$127	$231	$167		$221
Losses incurred but not reported		(35)	(34)	39	50	60	72	58	5	130	(30)	190		240
Other losses excluding catastrophe losses		270	326	261	255	287	233	298	587	531	857	817		1,073
Catastrophe losses		30	27	35	23	125	119	82	62	201	92	327		350
Total losses incurred		$358	$400	$392	$383	$512	$493	$496	$792	$989	$1,150	$1,501		$1,884
Personal Lines
Current accident year losses greater than $5 million		$10	$—	$—	$—	$—	$—	$—	$—	$—	$10	$—		$—
Current accident year losses $1 million - $5 million		12	15	4	16	21	8	12	19	20	31	42		59
Large loss prior accident year reserve development		(1)	(2)	(1)	2	(2)	2	5	(3)	7	(4)	4		6
Total large losses incurred		$21	$13	$3	$18	$19	$10	$17	$16	$27	$37	$46		$65
Losses incurred but not reported		—	(4)	41	(1)	(24)	41	24	37	65	37	41		39
Other losses excluding catastrophe losses		154	158	130	134	156	105	127	288	232	442	388		523
Catastrophe losses		69	39	74	8	81	89	38	113	127	182	208		216
Total losses incurred		$244	$206	$248	$159	$232	$245	$206	$454	$451	$698	$683		$843
Excess & Surplus Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1 million - $5 million		—	7	1	1	5	—	2	8	2	8	7		8
Large loss prior accident year reserve development		2	1	(1)	1	—	—	(1)	—	(1)	2	(1)		—
Total large losses incurred		$2	$8	$—	$2	$5	$—	$1	$8	$1	$10	$6		$8
Losses incurred but not reported		22	1	22	11	2	21	(3)	23	18	45	20		31
Other losses excluding catastrophe losses		23	34	15	21	24	20	29	49	50	72	74		95
Catastrophe losses		1	—	1	—	1	3	1	1	3	2	4		5
Total losses incurred		$48	$43	$38	$34	$32	$44	$28	$81	$72	$129	$104		$139
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year losses greater than $5 million		0.9%	2.5%	0.3%	0.7%	1.5%	1.4%	—%	1.4%	0.7%	1.2%	0.9%		0.9%
Current accident year losses $1 million - $5 million		4.5	3.4	2.2	3.6	3.2	3.7	3.6	2.8	3.7	3.4	3.5		3.6
Large loss prior accident year reserve development		1.9	0.9	1.6	0.9	(0.3)	0.5	1.9	1.2	1.2	1.5	0.8		0.7
Total large loss ratio		7.3%	6.8%	4.1%	5.2%	4.4%	5.6%	5.5%	5.4%	5.6%	6.1%	5.2%		5.2%
Losses incurred but not reported		(0.8)	(2.4)	6.9	4.1	2.6	9.6	5.7	2.2	7.6	1.1	5.9		5.5
Other losses excluding catastrophe losses		32.2	38.0	30.5	31.3	38.0	29.2	35.6	34.4	32.4	33.6	34.3		33.4
Catastrophe losses		13.4	3.7	10.2	4.0	18.0	16.1	8.9	6.9	12.5	9.2	14.4		11.8
Total loss ratio		52.1%	46.1%	51.7%	44.6%	63.0%	60.5%	55.7%	48.9%	58.1%	50.0%	59.8%		55.9%
Commercial Lines
Current accident year losses greater than $5 million		0.5%	4.2%	0.6%	1.1%	2.5%	2.2%	—%	2.4%	1.1%	1.7%	1.5%		1.4%
Current accident year losses $1 million - $5 million		6.5	3.2	2.9	4.0	2.3	5.1	4.1	3.1	4.6	4.2	3.9		4.0
Large loss prior accident year reserve development		3.1	1.4	3.0	1.1	(0.2)	0.6	2.6	2.2	1.6	2.6	1.0		1.0
Total large loss ratio		10.1%	8.8%	6.5%	6.2%	4.6%	7.9%	6.7%	7.7%	7.3%	8.5%	6.4%		6.4%
Losses incurred but not reported		(3.7)	(3.6)	4.3	5.7	6.9	8.3	6.8	0.3	7.5	(1.1)	7.3		6.9
Other losses excluding catastrophe losses		29.0	35.7	29.4	29.0	33.1	26.8	34.5	32.6	30.7	31.4	31.5		30.8
Catastrophe losses		3.1	3.0	4.0	2.7	14.5	13.6	9.5	3.5	11.6	3.4	12.6		10.1
Total loss ratio		38.5%	43.9%	44.2%	43.6%	59.1%	56.6%	57.5%	44.1%	57.1%	42.2%	57.8%		54.2%
Personal Lines
Current accident year losses greater than $5 million		2.6%	—%	—%	—%	—%	—%	—%	—%	—%	0.9%	—%		—%
Current accident year losses $1 million - $5 million		2.9	4.0	1.2	4.4	5.8	2.3	3.5	2.5	2.9	2.7	3.8		4.0
Large loss prior accident year reserve development		(0.2)	(0.5)	(0.3)	0.6	(0.7)	0.5	1.3	(0.3)	0.9	(0.4)	0.4		0.4
Total large loss ratio		5.3%	3.5%	0.9%	5.0%	5.1%	2.8%	4.8%	2.2%	3.8%	3.2%	4.2%		4.4%
Losses incurred but not reported		(0.1)	(1.1)	11.0	(0.3)	(6.6)	11.3	6.6	4.9	8.9	3.2	3.7		2.7
Other losses excluding catastrophe losses		39.7	41.4	34.4	36.0	42.5	28.8	35.3	37.9	32.2	38.6	35.6		35.8
Catastrophe losses		17.7	10.3	19.6	2.1	22.1	24.6	10.5	14.9	17.5	15.9	19.1		14.7
Total loss ratio		62.6%	54.1%	65.9%	42.8%	63.1%	67.5%	57.2%	59.9%	62.4%	60.9%	62.6%		57.6%
Excess & Surplus Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1 million - $5 million		(0.1)	7.5	1.2	1.1	6.4	—	2.6	4.5	1.3	2.8	3.0		2.5
Large loss prior accident year reserve development		1.9	1.3	(1.7)	1.2	0.1	0.1	(1.5)	(0.2)	(0.7)	0.6	(0.4)		—
Total large loss ratio		1.8%	8.8%	(0.5)%	2.3%	6.5%	0.1%	1.1%	4.3%	0.6%	3.4%	2.6%		2.5%
Losses incurred but not reported		21.2	0.8	24.8	12.6	2.6	27.2	(4.4)	12.3	11.3	15.5	8.4		9.5
Other losses excluding catastrophe losses		21.9	35.0	17.8	24.3	29.5	25.8	37.8	26.8	31.9	25.0	31.0		29.3
Catastrophe losses		0.2	0.4	1.0	0.4	1.2	3.3	0.9	0.7	2.1	0.5	1.8		1.4
Total loss ratio		45.1%	45.0%	43.1%	39.6%	39.8%	56.4%	35.4%	44.1%	45.9%	44.4%	43.8%		42.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year reported losses greater than $5 million		3	6	1	2	2	2	—	7	2	9	5		7
Current accident year reported losses $1 million - $5 million		44	35	24	37	34	28	27	59	55	106	85		117
Prior accident year reported losses on large losses		22	12	20	14	13	9	20	32	27	55	41		49
Non-Catastrophe reported losses on large losses total		69	53	45	53	49	39	47	98	84	170	131		173
Commercial Lines
Current accident year reported losses greater than $5 million		2	6	1	2	2	2	—	7	2	8	5		7
Current accident year reported losses $1 million - $5 million		37	19	20	26	19	24	17	39	41	78	57		79
Prior accident year reported losses on large losses		19	8	18	11	12	8	17	26	23	46	36		41
Non-Catastrophe reported losses on large losses total		58	33	39	39	33	34	34	72	66	132	98		127
Personal Lines
Current accident year reported losses greater than $5 million		1	—	—	—	—	—	—	—	—	1	—		—
Current accident year reported losses $1 million - $5 million		6	11	3	10	9	4	8	14	12	20	21		31
Prior accident year reported losses on large losses		1	1	2	2	—	—	3	3	3	4	3		5
Non-Catastrophe reported losses on large losses total		8	12	5	12	9	4	11	17	15	25	24		36
Excess & Surplus Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1 million - $5 million		1	5	1	1	6	—	2	6	2	8	7		7
Prior accident year reported losses on large losses		2	3	—	1	1	1	—	3	1	5	2		3
Non-Catastrophe reported losses on large losses total		3	8	1	2	7	1	2	9	3	13	9		10
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Commercial casualty:
Written premiums		$297	$338	$363	$287	$269	$308	$341	$701	$649	$998	$918		$1,205
Year over year change %- written premium		10%	10%	6%	7%	2%	4%	13%	8%	8%	9%	6%		7%
Earned premiums		$323	$312	$303	$297	$290	$289	$289	$615	$577	$938	$868		$1,165
Current accident year before catastrophe losses		61.9%	61.5%	64.5%	64.5%	63.1%	62.6%	65.8%	63.0%	64.1%	62.6%	63.8%		64.0%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(16.1)	(8.3)	(2.2)	(6.1)	(3.2)	(7.5)	(1.6)	(5.3)	(4.5)	(9.0)	(4.1)		(4.6)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		45.8%	53.2%	62.3%	58.4%	59.9%	55.1%	64.2%	57.7%	59.6%	53.6%	59.7%		59.4%
Commercial property:
Written premiums		$278	$275	$267	$246	$252	$260	$261	$542	$521	$820	$773		$1,019
Year over year change %- written premium		10%	6%	2%	—%	3%	5%	6%	4%	5%	6%	5%		3%
Earned premiums		$264	$259	$253	$255	$252	$254	$249	$512	$504	$776	$755		$1,010
Current accident year before catastrophe losses		41.6%	47.3%	53.8%	52.9%	53.0%	50.9%	47.8%	50.5%	49.4%	47.5%	50.6%		51.2%
Current accident year catastrophe losses		12.4	14.0	20.0	13.2	50.5	48.5	34.2	16.9	41.4	15.4	44.4		36.5
Prior accident years before catastrophe losses		(11.1)	(1.1)	(2.0)	(2.4)	(1.3)	1.9	0.7	(1.5)	1.3	(4.8)	0.5		(0.3)
Prior accident years catastrophe losses		(2.0)	(3.8)	(6.3)	(2.5)	0.3	(2.0)	(1.1)	(5.0)	(1.6)	(4.0)	(1.0)		(1.3)
Total loss and loss expense ratio		40.9%	56.4%	65.5%	61.2%	102.5%	99.3%	81.6%	60.9%	90.5%	54.1%	94.5%		86.1%
Commercial auto:
Written premiums		$183	$216	$223	$179	$171	$205	$208	$439	$413	$622	$584		$763
Year over year change %- written premium		7%	5%	7%	2%	(3)%	5%	11%	6%	8%	7%	4%		4%
Earned premiums		$200	$198	$193	$192	$189	$189	$185	$391	$374	$591	$563		$755
Current accident year before catastrophe losses		63.7%	63.0%	63.1%	57.1%	56.2%	64.2%	70.9%	63.0%	67.5%	63.3%	63.7%		62.1%
Current accident year catastrophe losses		1.8	1.5	1.6	—	0.4	2.2	1.2	1.6	1.7	1.7	1.3		0.9
Prior accident years before catastrophe losses		(3.6)	(6.0)	(12.4)	1.4	5.5	(1.1)	3.3	(9.2)	1.1	(7.3)	2.5		2.3
Prior accident years catastrophe losses		(0.1)	(0.2)	(0.3)	—	(0.1)	—	(0.2)	(0.2)	(0.1)	(0.2)	(0.1)		(0.1)
Total loss and loss expense ratio		61.8%	58.3%	52.0%	58.5%	62.0%	65.3%	75.2%	55.2%	70.2%	57.5%	67.4%		65.2%
Workers' compensation:
Written premiums		$53	$69	$88	$58	$51	$65	$92	$157	$157	$210	$208		$266
Year over year change %- written premium		4%	6%	(4)%	(8)%	(18)%	(13)%	(2)%	—%	(7)%	1%	(10)%		(10)%
Earned premiums		$66	$68	$67	$64	$64	$68	$75	$135	$143	$201	$207		$271
Current accident year before catastrophe losses		82.3%	87.6%	76.6%	82.3%	81.7%	81.8%	81.1%	82.2%	81.4%	82.2%	81.5%		81.7%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(10.5)	(39.2)	(37.9)	(10.4)	(9.6)	(27.8)	(9.8)	(38.6)	(18.3)	(29.3)	(15.7)		(14.4)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		71.8%	48.4%	38.7%	71.9%	72.1%	54.0%	71.3%	43.6%	63.1%	52.9%	65.8%		67.3%
Other commercial:
Written premiums		$84	$79	$78	$70	$71	$70	$70	$157	$140	$241	$211		$281
Year over year change %- written premium		18%	13%	11%	6%	1%	8%	9%	12%	9%	14%	6%		6%
Earned premiums		$77	$74	$70	$70	$70	$70	$65	$144	$135	$221	$205		$275
Current accident year before catastrophe losses		39.4%	38.0%	38.2%	38.5%	36.0%	35.5%	39.1%	38.1%	37.3%	38.6%	36.9%		37.3%
Current accident year catastrophe losses		0.4	0.1	—	—	0.3	0.1	0.1	—	0.1	0.1	0.2		0.1
Prior accident years before catastrophe losses		(8.4)	(11.2)	(7.7)	(2.8)	(0.7)	(1.7)	1.7	(9.5)	(0.1)	(9.1)	(0.3)		(0.9)
Prior accident years catastrophe losses		—	—	—	0.1	(0.1)	—	0.2	—	0.1	—	—		—
Total loss and loss expense ratio		31.4%	26.9%	30.5%	35.8%	35.5%	33.9%	41.1%	28.6%	37.4%	29.6%	36.8%		36.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Personal auto:
Written premiums		$165	$166	$136	$139	$166	$169	$137	$302	$306	$467	$472		$611
Year over year change %- written premium		—%	(2)%	(1)%	(1)%	—%	(2)%	(2)%	(1)%	(2)%	(1)%	(1)%		(2)%
Earned premiums		$153	$152	$152	$153	$154	$154	$154	$305	$308	$457	$462		$615
Current accident year before catastrophe losses		65.8%	64.5%	66.1%	46.6%	48.5%	64.7%	69.4%	65.3%	67.0%	65.5%	60.9%		57.3%
Current accident year catastrophe losses		5.3	1.7	2.6	—	2.6	1.5	2.1	2.2	1.8	3.2	2.0		1.6
Prior accident years before catastrophe losses		(0.4)	(5.5)	(9.3)	2.6	0.5	(4.2)	(8.1)	(7.5)	(6.1)	(5.1)	(3.9)		(2.3)
Prior accident years catastrophe losses		(0.1)	(0.2)	(0.5)	—	—	(0.2)	(0.4)	(0.3)	(0.3)	(0.3)	(0.2)		(0.2)
Total loss and loss expense ratio		70.6%	60.5%	58.9%	49.2%	51.6%	61.8%	63.0%	59.7%	62.4%	63.3%	58.8%		56.4%
Homeowner:
Written premiums		$214	$211	$156	$167	$189	$197	$140	$367	$337	$581	$526		$693
Year over year change %- written premium		13%	7%	11%	10%	9%	12%	8%	9%	10%	10%	10%		10%
Earned premiums		$184	$178	$174	$171	$165	$163	$159	$352	$322	$536	$487		$658
Current accident year before catastrophe losses		42.3%	50.2%	51.6%	45.2%	48.2%	45.0%	53.5%	50.9%	49.2%	47.9%	48.9%		47.9%
Current accident year catastrophe losses		36.8	20.7	41.1	7.5	46.1	51.7	23.8	30.8	37.9	32.9	40.7		32.1
Prior accident years before catastrophe losses		(1.0)	0.9	(0.5)	3.2	1.7	4.5	(8.7)	0.2	(2.0)	(0.2)	(0.8)		0.3
Prior accident years catastrophe losses		—	(0.5)	(0.7)	0.2	(1.6)	(0.1)	(2.3)	(0.6)	(1.2)	(0.4)	(1.3)		(1.0)
Total loss and loss expense ratio		78.1%	71.3%	91.5%	56.1%	94.4%	101.1%	66.3%	81.3%	83.9%	80.2%	87.5%		79.3%
Other personal:
Written premiums		$56	$62	$46	$48	$52	$57	$42	$108	$99	$164	$151		$199
Year over year change %- written premium		8%	9%	10%	12%	6%	8%	8%	9%	8%	9%	7%		8%
Earned premiums		$51	$52	$50	$49	$48	$47	$46	$101	$93	$153	$141		$190
Current accident year before catastrophe losses		53.8%	45.9%	50.0%	49.1%	49.6%	48.5%	50.5%	48.0%	49.5%	49.9%	49.5%		49.4%
Current accident year catastrophe losses		4.5	3.9	3.6	(0.3)	10.6	11.8	4.6	3.7	8.2	4.0	9.0		6.6
Prior accident years before catastrophe losses		(0.9)	(8.6)	(3.8)	0.3	(0.7)	(1.4)	6.3	(6.2)	2.4	(4.4)	1.4		1.1
Prior accident years catastrophe losses		(0.4)	0.4	(1.5)	(0.4)	(0.2)	(0.7)	(0.6)	(0.6)	(0.6)	(0.5)	(0.5)		(0.4)
Total loss and loss expense ratio		57.0%	41.6%	48.3%	48.7%	59.3%	58.2%	60.8%	44.9%	59.5%	49.0%	59.4%		56.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Excess & Surplus:
Written premiums		$104	$115	$99	$92	$80	$91	$85	$214	$176	$318	$256		$348
Year over year change %- written premium		30%	26%	16%	15%	8%	17%	20%	22%	18%	24%	15%		15%
Earned premiums		$105	$95	$89	$87	$82	$78	$78	$184	$156	$289	$238		$325
Current accident year before catastrophe losses		62.6%	62.0%	61.0%	57.6%	58.5%	59.0%	55.7%	61.5%	57.4%	61.9%	57.8%		57.7%
Current accident year catastrophe losses		0.4	0.4	1.3	0.4	1.0	3.6	0.5	0.8	2.0	0.7	1.7		1.3
Prior accident years before catastrophe losses		3.3	(1.5)	4.7	(1.5)	(1.5)	11.2	0.7	1.5	5.9	2.1	3.4		2.1
Prior accident years catastrophe losses		(0.1)	0.1	(0.3)	0.1	0.2	(0.2)	0.5	(0.1)	0.2	(0.1)	0.1		0.2
Total loss and loss expense ratio		66.2%	61.0%	66.7%	56.6%	58.2%	73.6%	57.4%	63.7%	65.5%	64.6%	63.0%		61.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2021
Commercial casualty	$273	$132	$405	$95	$(18)	$43	$120	$368	$(18)	$175	$525
Commercial property	396	54	450	(28)	5	(11)	(34)	368	5	43	416
Commercial auto	271	56	327	24	8	(21)	11	295	8	35	338
Workers' compensation	96	23	119	34	(33)	(4)	(3)	130	(33)	19	116
Other commercial	43	9	52	11	(3)	7	15	54	(3)	16	67
Total commercial lines	1,079	274	1,353	136	(41)	14	109	1,215	(41)	288	1,462

Personal auto	228	52	280	6	9	(7)	8	234	9	45	288
Homeowners	277	43	320	30	68	3	101	307	68	46	421
Other personal	53	5	58	12	4	1	17	65	4	6	75
Total personal lines	558	100	658	48	81	(3)	126	606	81	97	784

Excess & surplus lines	62	31	93	21	48	27	96	83	48	58	189
Other	161	8	169	(1)	217	2	218	160	217	10	387
Total property casualty	$1,860	$413	$2,273	$204	$305	$40	$549	$2,064	$305	$453	$2,822

Ceded loss and loss expense incurred for the nine months ended September 30, 2021
Commercial casualty	$(3)	$—	$(3)	$23	$(1)	$3	$25	$20	$(1)	$3	$22
Commercial property	26	2	28	(27)	(5)	—	(32)	(1)	(5)	2	(4)
Commercial auto	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Workers' compensation	6	—	6	5	(1)	—	4	11	(1)	—	10
Other commercial	1	—	1	—	—	—	—	1	—	—	1
Total commercial lines	30	2	32	—	(7)	3	(4)	30	(7)	5	28

Personal auto	1	—	1	(2)	—	—	(2)	(1)	—	—	(1)
Homeowners	(11)	—	(11)	2	—	(1)	1	(9)	—	(1)	(10)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	(10)	—	(10)	—	—	(1)	(1)	(10)	—	(1)	(11)

Excess & surplus lines	3	—	3	(5)	3	1	(1)	(2)	3	1	2
Other	11	—	11	4	47	—	51	15	47	—	62
Total property casualty	$34	$2	$36	$(1)	$43	$3	$45	$33	$43	$5	$81

Net loss and loss expense incurred for the nine months ended September 30, 2021
Commercial casualty	$276	$132	$408	$72	$(17)	$40	$95	$348	$(17)	$172	$503
Commercial property	370	52	422	(1)	10	(11)	(2)	369	10	41	420
Commercial auto	271	56	327	25	8	(21)	12	296	8	35	339
Workers' compensation	90	23	113	29	(32)	(4)	(7)	119	(32)	19	106
Other commercial	42	9	51	11	(3)	7	15	53	(3)	16	66
Total commercial lines	1,049	272	1,321	136	(34)	11	113	1,185	(34)	283	1,434

Personal auto	227	52	279	8	9	(7)	10	235	9	45	289
Homeowners	288	43	331	28	68	4	100	316	68	47	431
Other personal	53	5	58	12	4	1	17	65	4	6	75
Total personal lines	568	100	668	48	81	(2)	127	616	81	98	795

Excess & surplus lines	59	31	90	26	45	26	97	85	45	57	187
Other	150	8	158	(5)	170	2	167	145	170	10	325
Total property casualty	$1,826	$411	$2,237	$205	$262	$37	$504	$2,031	$262	$448	$2,741

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2021
Commercial casualty	$71	$46	$117	$63	$(12)	$2	$53	$134	$(12)	$48	$170
Commercial property	113	22	135	(11)	(18)	(6)	(35)	102	(18)	16	100
Commercial auto	93	20	113	17	(5)	(2)	10	110	(5)	18	123
Workers' compensation	29	8	37	16	(4)	(1)	11	45	(4)	7	48
Other commercial	15	3	18	2	(1)	5	6	17	(1)	8	24
Total commercial lines	321	99	420	87	(40)	(2)	45	408	(40)	97	465

Personal auto	88	18	106	3	1	(2)	2	91	1	16	108
Homeowners	109	20	129	14	9	(1)	22	123	9	19	151
Other personal	20	2	22	7	1	—	8	27	1	2	30
Total personal lines	217	40	257	24	11	(3)	32	241	11	37	289

Excess & surplus lines	19	12	31	4	23	10	37	23	23	22	68
Other	59	3	62	—	156	1	157	59	156	4	219
Total property casualty	$616	$154	$770	$115	$150	$6	$271	$731	$150	$160	$1,041

Ceded loss and loss expense incurred for the three months ended September 30, 2021
Commercial casualty	$—	$—	$—	$19	$—	$3	$22	$19	$—	$3	$22
Commercial property	(8)	1	(7)	1	(2)	—	(1)	(7)	(2)	1	(8)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	1	—	1	(1)	—	—	(1)	—	—	—	—
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	(7)	1	(6)	19	(2)	3	20	12	(2)	4	14

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	8	—	8	(3)	2	—	(1)	5	2	—	7
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	9	—	9	(3)	2	—	(1)	6	2	—	8

Excess & surplus lines	1	—	1	(4)	1	—	(3)	(3)	1	—	(2)
Other	1	—	1	6	26	—	32	7	26	—	33
Total property casualty	$4	$1	$5	$18	$27	$3	$48	$22	$27	$4	$53

Net loss and loss expense incurred for the three months ended September 30, 2021
Commercial casualty	$71	$46	$117	$44	$(12)	$(1)	$31	$115	$(12)	$45	$148
Commercial property	121	21	142	(12)	(16)	(6)	(34)	109	(16)	15	108
Commercial auto	93	20	113	17	(5)	(2)	10	110	(5)	18	123
Workers' compensation	28	8	36	17	(4)	(1)	12	45	(4)	7	48
Other commercial	15	3	18	2	(1)	5	6	17	(1)	8	24
Total commercial lines	328	98	426	68	(38)	(5)	25	396	(38)	93	451

Personal auto	87	18	105	3	1	(2)	2	90	1	16	107
Homeowners	101	20	121	17	7	(1)	23	118	7	19	144
Other personal	20	2	22	7	1	—	8	27	1	2	30
Total personal lines	208	40	248	27	9	(3)	33	235	9	37	281

Excess & surplus lines	18	12	30	8	22	10	40	26	22	22	70
Other	58	3	61	(6)	130	1	125	52	130	4	186
Total property casualty	$612	$153	$765	$97	$123	$3	$223	$709	$123	$156	$988

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums		$1,244	$1,333	$1,276	$1,145	$1,153	$1,244	$1,198	$2,609	$2,442	$3,853	$3,595		$4,740
Agency new business written premiums		230	235	220	185	189	210	215	455	425	685	614		799
Other written premiums		64	146	197	64	51	105	105	343	210	407	261		325
Net written premiums		$1,538	$1,714	$1,693	$1,394	$1,393	$1,559	$1,518	$3,407	$3,077	$4,945	$4,470		$5,864
Unearned premium change		58	(200)	(218)	55	57	(156)	(129)	(418)	(285)	(360)	(228)		(173)
Earned premiums		$1,596	$1,514	$1,475	$1,449	$1,450	$1,403	$1,389	$2,989	$2,792	$4,585	$4,242		$5,691
Year over year change %
Agency renewal written premiums		8%	7%	7%	6%	3%	5%	6%	7%	5%	7%	5%		5%
Agency new business written premiums		22	12	2	(4)	(2)	(1)	19	7	8	12	5		3
Other written premiums		25	39	88	106	28	35	50	63	42	56	39		48
Net written premiums		10	10	12	7	3	6	10	11	8	11	6		6
Paid losses and loss expenses
Losses paid		$612	$649	$564	$690	$628	$624	$663	$1,214	$1,289	$1,826	$1,917		$2,607
Loss expenses paid		153	118	141	146	151	127	154	258	279	411	430		576
Loss and loss expenses paid		$765	$767	$705	$836	$779	$751	$817	$1,472	$1,568	$2,237	$2,347		$3,183
Incurred losses and loss expenses
Loss and loss expense incurred		$988	$830	$923	$829	$1,071	$1,007	$930	$1,753	$1,937	$2,741	$3,008		$3,837
Loss and loss expenses paid as a % of incurred		77.4%	92.4%	76.4%	100.8%	72.7%	74.6%	87.7%	84.0%	80.9%	81.6%	78.0%		83.0%
Statutory combined ratio
Loss ratio		51.3%	47.0%	52.0%	44.5%	59.8%	60.4%	56.1%	49.4%	58.2%	50.1%	58.8%		55.1%
Loss adjustment expense ratio		10.1	8.9	11.0	12.9	11.3	11.6	11.3	10.0	11.5	10.0	11.4		11.8
Net underwriting expense ratio		31.1	29.2	26.7	31.2	30.2	28.8	29.2	28.0	29.0	28.9	29.3		29.8
US Statutory combined ratio		92.5%	85.1%	89.7%	88.6%	101.3%	100.8%	96.6%	87.4%	98.7%	89.0%	99.5%		96.7%
Contribution from catastrophe losses		12.9	4.6	10.1	3.6	16.0	15.8	9.3	7.3	12.6	9.2	13.7		11.2
Statutory combined ratio excl. catastrophe losses		79.6%	80.5%	79.6%	85.0%	85.3%	85.0%	87.3%	80.1%	86.1%	79.8%	85.8%		85.5%
GAAP combined ratio
GAAP combined ratio		92.6%	85.5%	91.2%	87.3%	103.6%	103.1%	98.5%	88.3%	100.8%	89.8%	101.8%		98.1%
Contribution from catastrophe losses		14.2	3.9	10.4	4.7	18.3	16.5	9.1	7.1	12.8	9.6	14.7		12.1
GAAP combined ratio excl. catastrophe losses		78.4%	81.6%	80.8%	82.6%	85.3%	86.6%	89.4%	81.2%	88.0%	80.2%	87.1%		86.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Third-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums		$775	$852	$898	$759	$727	$794	$842	$1,750	$1,636	$2,525	$2,363		$3,122
Agency new business written premiums		145	146	145	113	114	134	154	291	288	436	402		515
Other written premiums		(25)	(21)	(24)	(32)	(27)	(20)	(24)	(45)	(44)	(70)	(71)		(103)
Net written premiums		$895	$977	$1,019	$840	$814	$908	$972	$1,996	$1,880	$2,891	$2,694		$3,534
Unearned premium change		35	(66)	(133)	38	51	(38)	(109)	(199)	(147)	(164)	(96)		(58)
Earned premiums		$930	$911	$886	$878	$865	$870	$863	$1,797	$1,733	$2,727	$2,598		$3,476
Year over year change %
Agency renewal written premiums		7%	7%	7%	6%	2%	4%	5%	7%	4%	7%	4%		4%
Agency new business written premiums		27	9	(6)	(12)	(8)	(2)	28	1	12	8	6		1
Other written premiums		7	(5)	—	(10)	(29)	20	(4)	(2)	8	1	(3)		(5)
Net written premiums		10	8	5	3	—	3	8	6	6	7	4		4
Paid losses and loss expenses
Losses paid		$328	$391	$330	$408	$378	$367	$426	$720	$795	$1,049	$1,173		$1,581
Loss expenses paid		98	78	96	98	103	86	103	174	189	272	291		388
Loss and loss expenses paid		$426	$469	$426	$506	$481	$453	$529	$894	$984	$1,321	$1,464		$1,969
Incurred losses and loss expenses
Loss and loss expense incurred		$451	$480	$503	$512	$620	$596	$608	$983	$1,204	$1,434	$1,824		$2,336
Loss and loss expenses paid as a % of incurred		94.5%	97.7%	84.7%	98.8%	77.6%	76.0%	87.0%	90.9%	81.7%	92.1%	80.3%		84.3%
Statutory combined ratio
Loss ratio		38.5%	43.9%	44.3%	43.6%	59.1%	56.7%	57.5%	44.1%	57.0%	42.2%	57.8%		54.2%
Loss adjustment expense ratio		10.0	8.8	12.4	14.8	12.5	11.8	12.9	10.6	12.4	10.4	12.4		13.0
Net underwriting expense ratio		33.2	29.9	26.2	32.0	32.0	28.6	28.9	28.0	28.8	29.6	29.7		30.3
Statutory combined ratio		81.7%	82.6%	82.9%	90.4%	103.6%	97.1%	99.3%	82.7%	98.2%	82.2%	99.9%		97.5%
Contribution from catastrophe losses		3.3	3.2	4.2	3.1	14.8	14.0	9.8	3.7	11.9	3.6	12.9		10.4
Statutory combined ratio excl. catastrophe losses		78.4%	79.4%	78.7%	87.3%	88.8%	83.1%	89.5%	79.0%	86.3%	78.6%	87.0%		87.1%
GAAP combined ratio
GAAP combined ratio		80.6%	84.2%	85.4%	89.2%	102.4%	99.1%	102.5%	84.8%	100.8%	83.4%	101.3%		98.3%
Contribution from catastrophe losses		3.3	3.2	4.2	3.1	14.8	14.0	9.8	3.7	11.9	3.6	12.9		10.4
GAAP combined ratio excl. catastrophe losses		77.3%	81.0%	81.2%	86.1%	87.6%	85.1%	92.7%	81.1%	88.9%	79.8%	88.4%		87.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums		$393	$397	$302	$317	$366	$387	$294	$699	$681	$1,092	$1,047		$1,364
Agency new business written premiums		53	53	46	45	51	44	34	99	78	152	129		174
Other written premiums		(11)	(11)	(10)	(8)	(10)	(8)	(9)	(21)	(17)	(32)	(27)		(35)
Net written premiums		$435	$439	$338	$354	$407	$423	$319	$777	$742	$1,212	$1,149		$1,503
Unearned premium change		(47)	(57)	38	19	(40)	(59)	40	(19)	(19)	(66)	(59)		(40)
Earned premiums		$388	$382	$376	$373	$367	$364	$359	$758	$723	$1,146	$1,090		$1,463
Year over year change %
Agency renewal written premiums		7%	3%	3%	3%	3%	6%	4%	3%	5%	4%	4%		4%
Agency new business written premiums		4	20	35	25	28	(6)	(3)	27	(5)	18	6		10
Other written premiums		(10)	(38)	(11)	11	(25)	20	(13)	(24)	6	(19)	(4)		—
Net written premiums		7	4	6	5	5	5	3	5	4	5	5		5
Paid losses and loss expenses
Losses paid		$208	$198	$162	$200	$200	$203	$173	$360	$376	$568	$577		$778
Loss expenses paid		40	29	32	36	38	30	40	60	69	100	106		143
Loss and loss expenses paid		$248	$227	$194	$236	$238	$233	$213	$420	$445	$668	$683		$921
Incurred losses and loss expenses
Loss and loss expense incurred		$281	$241	$273	$195	$265	$286	$231	$514	$517	$795	$782		$977
Loss and loss expenses paid as a % of incurred		88.3%	94.2%	71.1%	121.0%	89.8%	81.5%	92.2%	81.7%	86.1%	84.0%	87.3%		94.3%
Statutory combined ratio
Loss ratio		62.6%	54.1%	65.9%	42.8%	63.1%	67.5%	57.2%	60.0%	62.4%	60.9%	62.6%		57.6%
Loss adjustment expense ratio		9.7	8.9	6.7	9.5	8.9	11.4	6.9	7.8	9.1	8.5	9.1		9.2
Net underwriting expense ratio		28.2	27.2	30.7	30.6	26.9	29.4	32.1	28.7	30.6	28.5	29.3		29.6
Statutory combined ratio		100.5%	90.2%	103.3%	82.9%	98.9%	108.3%	96.2%	96.5%	102.1%	97.9%	101.0%		96.4%
Contribution from catastrophe losses		20.0	10.6	19.8	3.4	22.5	25.1	10.7	15.2	17.9	16.8	19.5		15.4
Statutory combined ratio excl. catastrophe losses		80.5%	79.6%	83.5%	79.5%	76.4%	83.2%	85.5%	81.3%	84.2%	81.1%	81.5%		81.0%
GAAP combined ratio
GAAP combined ratio		102.7%	92.7%	101.1%	81.3%	100.7%	112.3%	94.3%	96.8%	103.4%	98.8%	102.5%		97.1%
Contribution from catastrophe losses		20.0	10.6	19.8	3.4	22.5	25.1	10.7	15.2	17.9	16.8	19.5		15.4
GAAP combined ratio excl. catastrophe losses		82.7%	82.1%	81.3%	77.9%	78.2%	87.2%	83.6%	81.6%	85.5%	82.0%	83.0%		81.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums		$76	$84	$76	$69	$60	$63	$62	$160	$125	$236	$185		$254
Agency new business written premiums		32	36	29	27	24	32	27	65	59	97	83		110
Other written premiums		(4)	(5)	(6)	(4)	(4)	(4)	(4)	(11)	(8)	(15)	(12)		(16)
Net written premiums		$104	$115	$99	$92	$80	$91	$85	$214	$176	$318	$256		$348
Unearned premium change		1	(20)	(10)	(5)	2	(13)	(7)	(30)	(20)	(29)	(18)		(23)
Earned premiums		$105	$95	$89	$87	$82	$78	$78	$184	$156	$289	$238		$325
Year over year change %
Agency renewal written premiums		27%	33%	23%	23%	20%	17%	27%	28%	21%	28%	21%		22%
Agency new business written premiums		33	13	7	(4)	(14)	14	4	10	9	17	1		—
Other written premiums		—	(25)	(50)	—	—	—	—	(38)	—	(25)	—		—
Net written premiums		30	26	16	15	8	17	20	22	18	24	15		15
Paid losses and loss expenses
Losses paid		$18	$19	$21	$22	$14	$14	$23	$40	$37	$59	$51		$73
Loss expenses paid		12	8	11	10	10	9	9	19	19	31	29		39
Loss and loss expenses paid		$30	$27	$32	$32	$24	$23	$32	$59	$56	$90	$80		$112
Incurred losses and loss expenses
Loss and loss expense incurred		$70	$58	$59	$49	$48	$57	$45	$117	$102	$187	$150		$199
Loss and loss expenses paid as a % of incurred		42.9%	46.6%	54.2%	65.3%	50.0%	40.4%	71.1%	50.4%	54.9%	48.1%	53.3%		56.3%
Statutory combined ratio
Loss ratio		45.1%	45.0%	43.1%	39.6%	39.8%	56.4%	35.4%	44.1%	45.9%	44.5%	43.8%		42.7%
Loss adjustment expense ratio		21.0	16.0	23.6	17.0	18.5	17.2	22.0	19.6	19.5	20.1	19.2		18.6
Net underwriting expense ratio		29.7	31.1	26.4	28.3	29.6	26.6	28.8	29.0	27.7	29.2	28.3		28.3
Statutory combined ratio		95.8%	92.1%	93.1%	84.9%	87.9%	100.2%	86.2%	92.7%	93.1%	93.8%	91.3%		89.6%
Contribution from catastrophe losses		0.3	0.5	1.0	0.5	1.2	3.4	1.0	0.7	2.2	0.6	1.8		1.5
Statutory combined ratio excl. catastrophe losses		95.5%	91.6%	92.1%	84.4%	86.7%	96.8%	85.2%	92.0%	90.9%	93.2%	89.5%		88.1%
GAAP combined ratio
GAAP combined ratio		94.1%	89.5%	92.0%	83.2%	86.7%	102.0%	89.1%	90.7%	95.5%	91.9%	92.5%		90.0%
Contribution from catastrophe losses		0.3	0.5	1.0	0.5	1.2	3.4	1.0	0.7	2.2	0.6	1.8		1.5
GAAP combined ratio excl. catastrophe losses		93.8%	89.0%	91.0%	82.7%	85.5%	98.6%	88.1%	90.0%	93.3%	91.3%	90.7%		88.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2021 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2021	2020	Change	% Change	2021	2020	Change	% Change
Underwriting income
Net premiums written	$1,491	$1,354	$137	10	$4,810	$4,341	$469	11
Unearned premium change	(36)	(31)	(5)	(16)	358	225	133	59
Earned premiums	$1,527	$1,385	$142	10	$4,452	$4,116	$336	8

Losses incurred	$783	$829	$(46)	(6)	$2,230	$2,419	$(189)	(8)
Defense and cost containment expenses incurred	76	79	(3)	(4)	210	243	(33)	(14)
Adjusting and other expenses incurred	80	77	3	4	236	227	9	4
Other underwriting expenses incurred	464	406	58	14	1,387	1,266	121	10
Workers compensation dividend incurred	(1)	2	(3)	nm	3	7	(4)	(57)
Total underwriting deductions	$1,402	$1,393	$9	1	$4,066	$4,162	$(96)	(2)

Net underwriting profit (loss)	$125	$(8)	$133	nm	$386	$(46)	$432	nm

Investment income
Gross investment income earned	$118	$105	$13	12	$343	$316	$27	9
Net investment income earned	117	103	14	14	337	311	26	8
Net realized capital gains and losses, net	1	28	(27)	(96)	8	(10)	18	nm
Net investment gains (net of tax)	$118	$131	$(13)	(10)	$345	$301	$44	15

Other income	$1	$1	$—	—	$4	$3	$1	33

Net income before federal income taxes	$244	$124	$120	97	$735	$258	$477	185
Federal and foreign income taxes incurred	44	20	24	120	135	37	98	265
Net income (statutory)	$200	$104	$96	92	$600	$221	$379	171

Policyholders' surplus - statutory	$6,559	$5,372	$1,187	22	$6,559	$5,372	$1,187	22

Fixed maturities at amortized cost - statutory	$8,075	$7,513	$562	7	$8,075	$7,513	$562	7
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2021 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2021	2020	Change	% Change	2021	2020	Change	% Change
Net premiums written	$83	$79	$4	5	$255	$241	$14	6
Net investment income	47	41	6	15	135	124	11	9
Amortization of interest maintenance reserve	1	—	1	nm	2	—	2	nm
Commissions and expense allowances on reinsurance ceded	1	1	—	—	3	3	—	—
Income from fees associated with separate accounts	1	1	—	—	2	2	—	—
Total revenues	$133	$122	$11	9	$397	$370	$27	7

Death benefits and matured endowments	$44	$38	$6	16	$129	$106	$23	22
Annuity benefits	15	14	1	7	46	49	(3)	(6)
Disability benefits and benefits under accident and health contracts	—	—	—	—	1	1	—	—
Surrender benefits and group conversions	7	8	(1)	(13)	20	19	1	5
Interest and adjustments on deposit-type contract funds	2	2	—	—	5	6	(1)	(17)
Increase in aggregate reserves for life and accident and health contracts	21	5	16	320	76	63	13	21
Total benefit expenses	$89	$67	$22	33	$277	$244	$33	14

Commissions	$13	$11	$2	18	$37	$36	$1	3
General insurance expenses and taxes	14	12	2	17	40	37	3	8
Increase in loading on deferred and uncollected premiums	1	(1)	2	nm	5	4	1	25
Net transfers from separate accounts	—	(5)	5	nm	(3)	(9)	6	67
Total underwriting expenses	$28	$17	$11	65	$79	$68	$11	16

Federal and foreign income taxes incurred	5	5	—	—	12	11	1	9

Net gain from operations before capital gains and losses	$11	$33	$(22)	(67)	$29	$47	$(18)	(38)

Gains and losses net of capital gains tax, net	—	—	—	—	1	(31)	32	nm

Net income (statutory)	$11	$33	$(22)	(67)	$30	$16	$14	88

Policyholders' surplus - statutory	$261	$238	23	10	$261	$238	$23	10

Fixed maturities at amortized cost - statutory	$3,668	$3,471	$197	6	$3,668	$3,471	$197	6
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2021 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Cincinnati Re:
Written premiums		$57	$136	$196	$59	$54	$84	$105	$332	$189	$389	$242		$302
Year over year change %- written premium		6%	62%	87%	64%	52%	15%	25%	76%	20%	61%	26%		32%
Earned premiums		$104	$94	$92	$69	$71	$57	$62	$186	$119	$290	$190		$259
Current accident year before catastrophe losses		52.8%	48.5%	42.1%	57.2%	56.1%	79.6%	47.6%	45.4%	63.0%	48.0%	60.4%		59.6%
Current accident year catastrophe losses		78.6	(1.7)	35.4	15.4	22.3	—	—	16.7	—	39.0	8.4		10.2
Prior accident years before catastrophe losses		(6.8)	6.4	3.0	1.2	5.5	(0.6)	3.1	4.7	1.3	0.6	2.8		2.4
Prior accident years catastrophe losses		6.4	(0.1)	—	—	(8.6)	(0.1)	6.3	(0.1)	3.2	2.2	(1.2)		(0.9)
Total loss and loss expense ratio		131.0%	53.1%	80.5%	73.8%	75.3%	78.9%	57.0%	66.7%	67.5%	89.8%	70.4%		71.3%

Cincinnati Global:
Written premiums		$47	$47	$41	$49	$38	$53	$37	$88	$90	$135	$129		$177
Year over year change %- written premium		24%	(11)%	11%	32%	—%	20%	76%	(2)%	38%	5%	25%		26%
Earned premiums		$69	$32	$32	$42	$65	$34	$27	$64	$61	$133	$126		$168
Current accident year before catastrophe losses		35.3%	54.4%	30.9%	23.7%	62.9%	49.6%	63.7%	42.9%	55.6%	39.0%	59.4%		50.4%
Current accident year catastrophe losses		30.3	27.5	55.8	58.8	68.7	42.4	—	41.3	24.1	35.7	46.9		49.9
Prior accident years before catastrophe losses		(4.7)	(23.4)	(12.0)	(11.9)	(0.1)	(27.9)	(19.5)	(17.8)	(24.2)	(11.1)	(11.8)		(11.9)
Prior accident years catastrophe losses		12.2	(54.0)	(31.0)	(19.5)	(0.1)	1.0	(3.2)	(42.7)	(0.8)	(14.4)	(0.4)		(5.2)
Total loss and loss expense ratio		73.1%	4.5%	43.7%	51.1%	131.4%	65.1%	41.0%	23.7%	54.7%	49.2%	94.1%		83.2%

Noninsurance operations:
Interest and fees on loans and leases		$2	$2	$1	$2	$1	$2	$1	$3	$3	$5	$4		$6
Other revenue		1	1	1	—	2	1	1	2	2	3	4		4
Interest expense		13	13	13	14	13	14	13	26	27	39	40		54
Operating expenses		5	5	4	5	5	5	5	9	10	14	15		20
Total noninsurance operations loss		$(15)	$(15)	$(15)	$(17)	$(15)	$(16)	$(16)	$(30)	$(32)	$(45)	$(47)		$(64)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Third-Quarter 2021 Supplemental Financial Data